Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322							3%	3%	-5%	-5%
US Pharmaceuticals	2,451	2,610	5,061	2,695	7,756	2,809	10,565	2,766							13%	13%	N/A	N/A
CV/Metabolics	1,407	1,483	2,890	1,517	4,407	1,552	5,959	1,554							10%	10%	N/A	N/A
Oncology/Virology	619	633	1,252	641	1,893	655	2,548	627							1%	1%	N/A	N/A
Neuroscience	352	407	759	440	1,199	497	1,696	486							38%	38%	N/A	N/A
Immunoscience	73	87	160	97	257	105	362	99							36%	36%	N/A	N/A
Europe and Middle East Medicines	1,077	1,135	2,212	1,091	3,303	1,034	4,337	931							-14%	-14%	-14%	-14%
Latin America/Canada	316	333	649	342	991	311	1,302	274							-13%	-13%	-18%	-18%
Asia/Pacific Medicines	323	365	688	352	1,040	364	1,404	310							-4%	-4%	-4%	-4%
Mead Johnson	703	728	1,431	744	2,175	707	2,882	693							-1%	-1%	-7%	-7%
Continuing Operations	4,891	5,203	10,094	5,254	15,348	5,249	20,597	5,015							3%	3%	-5%	-5%
Discontinued Operations	308	330	638	127	765	5	770	—							-100%	-100%	0%	0%
Total Company	$5,199	$5,533	$10,732	$5,381	$16,113	$5,254	$21,367	$5,015							-4%	-4%	-5%	-5%

% of Total Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	80.6%	80.9%	80.7%	83.8%	81.8%	86.4%	82.9%	86.2%							560	560
US Pharmaceuticals	47.2%	47.2%	47.2%	50.1%	48.1%	53.5%	49.4%	55.2%							800	800
CV/Metabolics	27.1%	26.8%	26.9%	28.2%	27.4%	29.5%	27.9%	31.0%							390	390
Oncology/Virology	11.9%	11.4%	11.7%	11.9%	11.7%	12.5%	11.9%	12.5%							60	60
Neuroscience	6.8%	7.4%	7.1%	8.2%	7.4%	9.5%	7.9%	9.7%							290	290
Immunoscience	1.4%	1.6%	1.5%	1.8%	1.6%	2.0%	1.7%	2.0%							60	60
Europe and Middle East Medicines	20.7%	20.5%	20.6%	20.3%	20.5%	19.7%	20.3%	18.6%							(210)	(210)
Latin America/Canada	6.1%	6.0%	6.0%	6.4%	6.2%	5.9%	6.1%	5.5%							(60)	(60)
Asia/Pacific Medicines	6.2%	6.6%	6.4%	6.5%	6.5%	6.9%	6.6%	6.2%							—	—
Mead Johnson	13.5%	13.1%	13.3%	13.8%	13.5%	13.5%	13.5%	13.8%							30	30
Continuing Operations	94.1%	94.0%	94.0%	97.6%	95.3%	99.9%	96.4%	100.0%							590	590
Discontinued Operations	5.9%	6.0%	6.0%	2.4%	4.7%	0.1%	3.6%	—							(590)	(590)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2009

($ in millions)

QUARTER-TO-DATE

CONTINUING OPERATIONS

	US*	Non-US*	Total
Price Increases/(Decreases)	5%	2%	4%
Foreign Exchange	—	-12%	-5%
Volume	5%	3%	4%

Total Change	10%	-7%	3%

Total 2009 Period to Date Sales	$3,031	$1,984	$5,015

Total 2008 Period to Date Sales	$2,747	$2,144	$4,891

BIO PHARMACEUTICALS

	US	Non-US	Total
Price Increases/(Decreases)	6%	-1%	3%
Foreign Exchange	—	-13%	-5%
Volume	7%	3%	5%

Total Change	13%	-11%	3%

Total 2009 Period to Date Sales	$2,784	$1,538	$4,322
Total 2008 Period to Date Sales	$2,459	$1,729	$4,188

MEAD JOHNSON

			Total
Price Increases/(Decreases)			9%
Foreign Exchange			-7%
Volume			-3%

Total Change			-1%

Total 2009 Period to Date Sales			$693
Total 2008 Period to Date Sales			$703

*	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015							3%	3%

Cost of products sold	1,570	1,670	3,240	1,634	4,874	1,522	6,396	1,413							-10%	-10%
Marketing, selling and administrative	1,134	1,165	2,299	1,208	3,507	1,285	4,792	1,064							-6%	-6%
Advertising and product promotion	319	420	739	362	1,101	449	1,550	324							2%	2%
Research and development	782	826	1,608	834	2,442	1,143	3,585	923							18%	18%
Acquired in-process research and development	—	32	32	—	32	—	32	—							—	—
Provision for restructuring, net	11	30	41	26	67	151	218	27							145%	145%
Litigation expense, net	—	2	2	30	32	1	33	104							—	—
Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)							11%	11%
Gain on sale of Imclone shares	—	—	—	—	—	(895)	(895)	—							—	—
Other (income)/expense, net	32	(13)	19	169	188	(156)	32	(78)							*	*

Total expenses	3,684	3,982	7,666	4,099	11,765	3,361	15,126	3,631							-1%	-1%

Earnings from Continuing Operations Before Income Taxes	$1,207	$1,221	$2,428	$1,155	$3,583	$1,888	$5,471	$1,384							15%	15%
Provision for income taxes	330	258	588	308	896	424	1,320	463							40%	40%

Net Earnings from Continuing Operations	$877	$963	$1,840	$847	$2,687	$1,464	$4,151	$921							5%	5%

Net Earnings from Discontinued Operations	14	42	56	1,990	2,046	46	2,092	—							-100%	-100%

Net Earnings	$891	$1,005	$1,896	$2,837	$4,733	$1,510	$6,243	$921							3%	3%
Net Earnings Attributable to Noncontrolling Interest	230	241	471	259	730	266	996	283							23%	23%

Net Earnings Attributable to Shareholders	$661	$764	$1,425	$2,578	$4,003	$1,244	$5,247	$638							-3%	-3%

Net Earnings from Continuing Operations Attributable to Shareholders	$647	$722	$1,369	$588	$1,957	$1,198	$3,155	$638							-1%	-1%
Contingently convertible debt interest expense and dividends attributable to unvested shares	6	2	8	2	10	(2)	8	(2)							-133%	-133%

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Shareholders	$653	$724	$1,377	$590	$1,967	$1,196	$3,163	$636							-3%	-3%

Diluted Earnings Attributable to Shareholders per Common Share** - Continuing Operations	$0.32	$0.36	$0.69	$0.30	$0.98	$0.61	$1.59	$0.32							—	—
Diluted Earnings Attributable to Shareholders per Common Share** - Discontinued Operations	0.01	0.02	0.03	0.99	1.02	0.02	1.04	—							-100%	-100%

Diluted Earnings Attributable to Shareholders per Common Share**	$0.33	$0.38	$0.72	$1.29	$2.00	$0.63	$2.63	$0.32							-3%	-3%

Average Common Shares Outstanding - Diluted	2,008	2,008	2,007	2,004	2,006	1,982	2,001	1,983							-1%	-1%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.31	$1.24	$0.31							—	—

% of Net Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	67.9%	67.9%	67.9%	68.9%	68.2%	71.0%	68.9%	71.8%							390	390

Cost of products sold	32.1%	32.1%	32.1%	31.1%	31.8%	29.0%	31.1%	28.2%							(390)	(390)
Marketing, selling and administrative	23.2%	22.4%	22.8%	23.0%	22.8%	24.5%	23.3%	21.2%							(200)	(200)
Advertising and product promotion	6.5%	8.1%	7.3%	6.9%	7.2%	8.6%	7.5%	6.5%							0	0
Research and development	16.0%	15.9%	15.9%	15.9%	15.9%	21.8%	17.4%	18.4%							240	240
Acquired in-process research and development	—	—	0.3%	—	0.2%	—	0.2%	—							0	0
Total expenses	75.3%	76.5%	75.9%	78.0%	76.7%	64.0%	73.4%	72.4%							(290)	(290)

Earnings from Continuing Operations Before Income Taxes	24.7%	23.5%	24.1%	22.0%	23.3%	36.0%	26.6%	27.6%							290	290
Net Earnings from Continuing Operations Attributable to Shareholders	13.2%	13.9%	13.6%	11.2%	12.8%	22.8%	15.3%	12.7%							(50)	(50)

Other Ratios
Effective Tax Rate	27.3%	21.1%	24.2%	26.7%	25.0%	22.5%	24.1%	33.5%							620	620

Other (Income) /Expense, net	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$73	$80	$153	$84	$237	$73	$310	$52							-29%	-29%
Interest income	(43)	(31)	(74)	(37)	(111)	(19)	(130)	(13)							70%	70%
ARS impairment charge	25	(2)	23	224	247	58	305	—							-100%	-100%
(Gain)/loss on debt buyback and termination of interest rate swap agreements	—	—	—	—	—	(57)	(57)	—							—	—
Foreign exchange transaction (gains)/losses	19	(2)	17	(51)	(34)	(42)	(76)	(13)							-168%	-168%
Gain on sale of product lines, businesses and assets	(9)	—	(9)	—	(9)	(159)	(168)	(44)							*	*
Other , net	(33)	(58)	(91)	(51)	(142)	(10)	(152)	(60)							-82%	-82%

	$32	($13)	$19	$169	$188	($156)	$32	($78)							*	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX
Net sales	5,015	$4,891	124	(265)	5,280	3%	-5%	8%
Marketing, selling and administrative (a)	1,064	1,134	(70)	61	1,125	-6%	5%	-1%
Marketing, selling and administrative excluding specified items (b)	1,027	1,119	(92)	61	1,088	-8%	5%	-3%
Advertising and product promotion	324	319	5	15	339	2%	4%	6%
Advertising and product promotion excluding specified items (b)	324	319	5	15	339	2%	4%	6%
Research and development	923	782	141	26	949	18%	3%	21%
Research and development excluding specified items (b)	778	762	16	26	804	2%	3%	5%

(a) General and administrative	416	440	(24)	17	433	-5%	4%	-1%
General and administrative excluding specified items (c)	379	425	(46)	17	396	-11%	4%	-7%

(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation of General and administrative GAAP to Non-GAAP figures:
	2009	2008
General and administrative	416	440
Specified Items:
Process standardization implementation costs	20	15
Mead Johnson separation costs	17	—

General and administrative excluding specified items	379	425

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS EXCLUDING SPECIFIED ITEMS

($ in millions)

Gross Profit	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	2,982	3,166	6,148	3,242	9,390	3,334	12,724	3,191							7%	7%
Mead Johnson	452	460	912	458	1,370	438	1,808	445							-2%	-2%

Gross Margin %	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	71.2%	70.7%	71.0%	71.9%	71.3%	73.4%	71.8%	73.8%							260	260
Mead Johnson	64.3%	63.2%	63.7%	61.6%	63.0%	62.0%	62.7%	64.2%							-10	-10

Earnings Before Income Taxes	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	832	848	1,680	1,022	2,702	879	3,581	1,098							32%	32%
Mead Johnson	208	188	396	159	555	137	692	159							-24%	-24%

Net Margin %	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	19.9%	18.9%	19.4%	22.7%	20.5%	19.4%	20.2%	25.4%							550	550
Mead Johnson	29.6%	25.8%	27.7%	21.4%	25.5%	19.4%	24.0%	22.9%							-670	-670

*	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015							3%	3%	-5%	-5%

BIO PHARMACEUTICALS	4,188	4,475	8,663	4,510	13,173	4,542	17,715	4,322							3%	3%	-5%	-5%

Cardiovascular	1,824	1,927	3,751	1,943	5,694	1,937	7,631	1,888							4%	4%	-3%	-3%
Plavix	1,308	1,387	2,695	1,439	4,134	1,469	5,603	1,435							10%	10%	-2%	-2%
Avapro/Avalide	305	335	640	334	974	316	1,290	302							-1%	-1%	-7%	-7%

Virology	734	791	1,525	824	2,349	812	3,161	794							8%	8%	-8%	-8%
Reyataz	297	324	621	342	963	329	1,292	322							8%	8%	-7%	-7%
Sustiva Franchise (a)	273	282	555	294	849	300	1,149	292							7%	7%	-7%	-7%
Baraclude	108	136	244	144	388	153	541	152							41%	41%	-10%	-10%

Oncology	436	474	910	447	1,357	462	1,819	407							-7%	-7%	-3%	-3%
Erbitux	187	196	383	184	567	182	749	164							-12%	-12%	—	—
Sprycel	66	76	142	82	224	86	310	88							33%	33%	-15%	-15%
Ixempra	25	26	51	25	76	25	101	24							-4%	-4%	—	—

Affective (Psychiatric) Disorders	498	575	1,073	607	1,680	641	2,321	621							25%	25%	-5%	-5%
Abilify (b)	454	529	983	564	1,547	606	2,153	589							30%	30%	-4%	-4%

Immunoscience	87	106	193	119	312	129	441	124							43%	43%	-5%	-5%
Orencia	87	106	193	119	312	129	441	124							43%	43%	-5%	-5%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,747	$2,898	$5,645	$2,983	$8,628	$3,091	$11,719	$3,031							10%	10%

BIO PHARMACEUTICALS	2,459	2,625	5,084	2,708	7,792	2,819	10,611	2,784							13%	13%

Cardiovascular	1,367	1,437	2,804	1,474	4,278	1,522	5,800	1,514							11%	11%
Plavix	1,139	1,207	2,346	1,263	3,609	1,311	4,920	1,296							14%	14%	4%	4%
Avapro/Avalide	174	184	358	189	547	188	735	173							-1%	-1%	-9%	-9%

Virology	378	376	754	405	1,159	407	1,566	406							7%	7%
Reyataz	160	159	319	176	495	172	667	176							10%	10%	7%	7%
Sustiva Franchise (a)	175	171	346	185	531	193	724	190							9%	9%	9%	9%
Baraclude	29	35	64	36	100	40	140	36							24%	24%	19%	19%

Oncology	237	254	491	234	725	246	971	218							-8%	-8%
Erbitux	185	193	378	182	560	179	739	162							-12%	-12%	N/A	N/A
Sprycel	20	21	41	21	62	30	92	30							50%	50%	20%	20%
Ixempra	25	26	51	24	75	23	98	22							-12%	-12%	N/A	N/A

Affective (Psychiatric) Disorders	359	413	772	449	1,221	502	1,723	491							37%	37%
Abilify (b)	348	403	751	435	1,186	490	1,676	481							38%	38%	31%	31%

Immunoscience	73	87	160	97	257	106	363	99							36%	36%
Orencia	73	87	160	97	257	106	363	99							36%	36%	N/A	N/A

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
***	In the first quarter of 2009, the Company changed its service provider for U.S prescription data to Wolters Klumer Health, Inc. (WK) for external reporting purposes and internal demand for most products. Prior to 2009, the Company used prescription data based on the Next-Generation Prescription Service Version 2.0 (NGPS) of the National Prescription Audit provided by IMS Health (IMS). The estimated total U.S. prescription change for the retail and mail order channels are calculated based on WK data on a weighted-average basis. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying WK mail order prescription data by a factor that approximates three and adding to this the WK retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,144	$2,305	$4,449	$2,271	$6,720	$2,158	$8,878	$1,984							-7%	-7%	-12%	-12%

BIO PHARMACEUTICALS	1,729	1,850	3,579	1,802	5,381	1,723	7,104	1,538							-11%	-11%	-13%	-13%

Cardiovascular	457	490	947	469	1,416	415	1,831	374							-18%	-18%	-13%	-13%
Plavix	169	180	349	176	525	158	683	139							-18%	-18%	-14%	-14%
Avapro/Avalide	131	151	282	145	427	128	555	129							-2%	-2%	-16%	-16%

Virology	356	415	771	419	1,190	405	1,595	388							9%	9%	-15%	-15%
Reyataz	137	165	302	166	468	157	625	146							7%	7%	-16%	-16%
Sustiva Franchise (a)	98	111	209	109	318	107	425	102							4%	4%	-20%	-20%
Baraclude	79	101	180	108	288	113	401	116							47%	47%	-13%	-13%

Oncology	199	220	419	213	632	216	848	189							-5%	-5%	-6%	-6%
Erbitux	2	3	5	2	7	3	10	2							—	—	-7%	-7%
Sprycel	46	55	101	61	162	56	218	58							26%	26%	-21%	-21%
Ixempra	—	—	—	1	1	2	3	2							—	—	—	—

Affective (Psychiatric) Disorders	139	162	301	158	459	139	598	130							-6%	-6%	-17%	-17%
Abilify (b)	106	126	232	129	361	116	477	108							2%	2%	-18%	-18%

Immunoscience	14	19	33	22	55	23	78	25							79%	79%	-31%	-31%
Orencia	14	19	33	22	55	23	78	25							79%	79%	-31%	-31%

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(Unaudited, amounts in millions except per share data)

	Q1 2009
	GAAP	Specified Items*	Non GAAP
Net Sales	$5,015	—	$5,015
Cost of products sold	1,413	(34)	1,379

Gross Profit	3,602	34	3,636

Gross margin as a % of sales	71.8%	0.7%	72.5%

Marketing, selling and administrative	1,064	(37)	1,027
Advertising and product promotion	324	—	324

Total SGA	1,388	(37)	1,351

SG&A as a % of sales	27.7%	(0.8)%	26.9%

Research and development	923	(145)	778

R&D as a % of sales	18.4%	(2.9)%	15.5%

Provision for restructuring, net	27	(27)	—
Litigation expense, net	104	(104)	—
Equity in net income of affiliates	(146)	—	(146)
Other income, net	(78)	59	(19)

Earnings from Continuing Operations Before Income Taxes	$1,384	288	$1,672

Provision for income taxes	463	(32)	431

Net Earnings - Continuing Operations	$921	320	$1,241

Net Earnings - Discontinued Operations	—		—
Net Earnings Attributable to Noncontrolling Interest	283		283

Net Earnings Attributable to Shareholders	$638	320	$958

Net Earnings from Continuing Operations Attributable to Shareholders	$638	320	$958
Contingently convertible debt interest expense and dividends attributable to unvested shares	(2)		(2)

Net Earnings used for Diluted EPS Calc - Continuing Operations -Attributable to Shareholders	$636	$320	$956

Average Common Shares Outstanding - Diluted	1,983		1,983
Diluted Earnings per Common Share - Continuing Operations	$0.32	0.16	$0.48

Net Earnings from Continuing Operations Attributable to Shareholders as a % of sales	12.7%	6.4%	19.1%
Net Earnings Attributable to Shareholders as a % of sales	12.7%	6.4%	19.1%

Effective Tax Rate	33.5%	(7.7)%	25.8%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

($ in millions)

Three months ended March 31, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$23	$—	$—	$23
Accelerated depreciation, asset impairment, and other shutdown costs	26	—	—	3	—	—	29
Process standardization implementation costs	—	20	—	—	—	—	20
Termination of leased contracts	—	—	—	1	—	—	1
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(44)	(44)

Total PTI	26	20	—	27	—	(44)	29

Other:
Litigation charges	—	—	—	—	104	(10)	94
Mead Johnson separation costs	—	17	—	—	—	—	17
Upfront payments	—	—	145	—	—	—	145
Product liability	8	—	—	—	—	(5)	3

Total	$34	$37	$145	$27	$104	$(59)	288

Income taxes on items above							(98)
Income Tax Attributable to Mead Johnson separation							130

Decrease to Net Earnings							$320

Three months ended March 31, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$11	$—	$11
Accelerated depreciation and other shutdown costs	96	—	—	—	—	96
Process standardization implementation costs	—	15	—	—	—	15
Gain on sale and leaseback of properties	—	—	—	—	(9)	(9)

Total PTI	96	15	—	11	(9)	113

Other:
Product liability	—	—	—	—	16	16
Milestone payments	—	—	20	—	—	20
ARS impairment charges	—	—	—	—	25	25

Total	$96	$15	$20	$11	$32	174

Income taxes on items above						(33)

Decrease to Net Earnings						$141

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Cash and cash equivalents	$2,443	$4,047	$7,173	$7,976	$7,832
Marketable securities - current	194	355	258	289	1,088
Short-term borrowings	1,781	1,799	135	154	156
Long-term debt	4,660	6,021	6,120	6,585	6,492

Net (debt) / cash	$(3,804)	$(3,418)	$1,176	$1,526	$2,272	$—	$—	$—

Receivables, net of allowances	$4,082	$3,838	$3,555	$3,644	$3,600

Total equity	10,567	10,766	12,934	12,208	13,129

Capital expenditures and capitalized software (for the quarter ended)	250	210	196	285	201

BRISTOL-MYERS SQUIBB COMPANY

2009 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2009
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.58 to $1.73	*

Projected Specified Items:

Productivity Transformation Initiative	0.17

Upfront and milestone payments	0.08

Mead Johnson charges	0.01

Gain on Sale of Assets	(0.01)

Litigation Charges	0.03

Change in Estimate for Taxes	0.07

Total	0.35

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.85 to $2.00	*

*	The projected specified items increased in the first quarter of 2009 but the Company is confirming its 2009 GAAP and Non-GAAP guidance.

Revenue growth is projected in the low single digit range, which based on historical trends in 2008 and the first quarter of 2009 would be in the mid to high single digit range, excluding foreign exchange.

Gross margin on a GAAP basis for the three months ended March 31, 2009 was 71.8%, which included specified items of $34 million and had a 0.7% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the three months ended March 31, 2009 gross margin was 72.5%. On a non-GAAP basis, based on historical trends in 2008 and the first quarter of 2009 the Company projects gross margin for the full year 2009 to improve slightly compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

Research and development expenses on a GAAP basis for the three months ended March 31, 2009 were $923 million, which included specified items of $145 million. On a non-GAAP basis, for the three months ended March 31, 2009 research and development expenses were $778 million. On a non-GAAP basis, based on historical trends in 2008 and the first quarter of 2009 the Company projects research and development expenses for the full year 2009 to increase in the mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended March 31, 2009 were $1,064 million, which included specified items of $37 million. On a non-GAAP basis, for the three months ended March 31, 2009 marketing, selling and administrative expenses were $1,027 million. On a non-GAAP basis, based on historical trends in 2008 and the first quarter of 2009 the Company projects marketing, selling and administrative expenses, for the full year 2009 to be down in low to mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

The effective tax rate on a GAAP basis for the three months ended March 31, 2009 was 33.5%, which included specified items of $32 million in the tax provision, and had a 7.7% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the three months ended March 31, 2009 effective tax rate was 25.8%. On a non-GAAP basis, based on historical trends in 2008 and the first quarter of 2009 the Company projects effective tax rate for the full year 2009 to be approximately 24%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

The GAAP results for the full year 2009 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative, announced in December 2007 (Wave One) is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the Company’s previous strategic plan for 2010. Productivity Transformation Initiative Wave Two announced in July 2008, is expected to generate an additional $1.0 billion in cost savings by 2011. Costs associated with the Productivity Transformation Initiatives are estimated to be between $1.3 billion and $1.6 billion on a pre-tax basis. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2009 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The First Quarter of 2009, April 28, 2009, including “2009 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.